Exhibit 10.17(i)

Execution Copy	January 11, 2010

Eighth Amendment to the Frontier Airlines, Inc. Co-Branded Credit Card Agreement

And

Fourteenth Amendment to the Midwest Express Credit Card Affinity Agreement

This Eighth Amendment to the Frontier Airlines. Inc. Affinity Credit Card Agreement, made this 29th day of October, 2010 by and between Barclays Bank Delaware, formerly known as Juniper Bank (“Barclays”) and Frontier Airlines, Inc. (“Frontier”) further amends the Frontier Airlines, Inc. Credit Card Agreement between the parties dated March 12, 2003 and Republic Airways Holdings Inc. (“Republic”) for certain sections of this Eight Amendment as set forth below. This agreement, as amended by the letter agreement and amendments described below in the Recitals, shall be referred to as the “Frontier Agreement.”

This Fourteenth Amendment to the Midwest Express Credit Card Affinity Agreement (the “Amendment”), made this 29th day of October, 2010 by and between Barclays Bank Delaware, formerly known as Juniper Bank (“Barclays”) and Midwest Airlines, Inc. (formerly known as Midwest Express Airlines, Inc.) (“Midwest”), amends the Midwest Express Credit Card Affinity Agreement between the parties dated May 30, 2002 (the “Midwest Agreement”).

RECITALS:

WHEREAS, Barclays and Frontier entered into the Frontier Agreement on March 12, 2003 which has been amended seven times thereafter; and

WHEREAS, Barclays and Midwest entered the Midwest Agreement effective July 1, 2001 which has been amended thirteen times thereafter; and

WHEREAS, Midwest and Barclays entered into a License Agreement, dated June 25, 2002 and two amendments to the License Agreement; and

WHEREAS, Republic has purchased Frontier and Midwest and effective October 1, 2010 is operating them as a single airline; and

WHEREAS, Republic desires to merge the Midwest and Republic operations under the Frontier name with a single merged Frequent Flyer Program; and

WHEREAS, the parties desire to amend the Frontier Agreement to include Accounts opened pursuant to the Midwest Agreement under the Frontier Agreement receiving the same compensation and Cardmembers receive the same benefits; and

WHEREAS, the parties, upon amendment of the Frontier Agreement desire to terminate the Midwest Agreement and the License Agreement; and

WHEREAS, Republic desires to provide Barclays with certain assurances regarding the performance of the merged airline and with regard to exclusivity.

THEREFORE, the parties agree as follows:

1.	Effective October 1, 2010, the Midwest Agreement and the Licensing Agreement are terminated, provided that compensation due pursuant to the Midwest Agreement prior to September 30, 2010 shall remain due under the Midwest Agreement.

2.	Effective October 1, 2010, Accounts opened pursuant to the Midwest Agreement shall be deemed Accounts pursuant to the Frontier Agreement provided that no New Account Premium or Marketing Premium shall be due as a result of such Accounts being converted hereunder.

3.	The parties to the Midwest Agreement and the Licensing Agreement hereby release and discharge each other from any claims, including but not limited to punitive damage claims, liability, demands, costs, charges, expenses, actions, causes of action, judgments, and executions, past, present and future, known or unknown, asserted or unassorted, whether or not ascertainable at the time of execution of this Amendment arising under the respective agreements except to the extent not specifically preserved herein.

4.	The following is inserted into the Agreement as new Section 3(f):

“(f) Frontier agrees, in order to promote the success of the Co-Brand Program, that it shall, and in a manner consistent with Applicable Law, including the Truth in Lending Act and the Equal Credit Opportunity Act, to use commercially reasonable efforts to market the Co-Brand Program in the United States of America by, at all times undertaking, the promotional activities set forth in Exhibit F together with such additional promotional activities as Frontier, subject to BARCLAYS approval as set forth in Sub-section 3(f), deems appropriate.”

5.	Effective January l, 2010, Sections 5 (a) (v) and (vi) are deleted from the Frontier Agreement.

6.	Effective October 1, 2010, Section 5(b) (B) (ii) i, ii and iii are deleted and the following inserted in the agreement:

i.	The Bonus Fee for each Revolver Miles awarded for purchases will be determined by Revolver Percentage as set forth on the Bonus Mile table on Schedule 1.

ii.	The Bonus Fee for each Transactor Mile awarded for Purchases will be *****.

iii.	To the extent that Barclays awards Bonus Miles other than in connection with purchases, the Bonus Fee for such Bonus Miles shall be *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

iv.	Activation bonus miles for accounts generated through airport events will be *****, provided that Frontier may, upon ***** written notice, increase the cost for such Activation bonus miles to *****.

7.	Schedule 1 to the Agreement (added by the 7th Amendment) is deleted and replaced by the Schedule set forth in Exhibit 2 to this Amendment,

8.	Effective October l, 2010, the Pre-Purchased Miles held by Barclays pursuant to the Midwest Agreement shall be deemed repurchased by Midwest for ***** and such proceeds shall be used to pre-purchase Frontier Miles at a cost of ***** for each Pre-Purchased Mile as set forth in Section 5A of the Frontier Agreement as Amended. The Parties each acknowledge that the intent of this section is to convert the Pre-Purchase Miles under the Midwest Agreement to Pre-Purchased Miles under the Frontier Agreement without any exchange of money or other cost to Barclays.

9.	Section 5A is deleted and the following new Section 5A is inserted in the Agreement:

“5A. PRE-PURCHASE OF MILES

5A.1 Pre-Purchase of Miles. As of September 30, 2010, Barclays held pre-purchased Miles valued at ***** (together with pre-purchased miles otherwise acquired hereunder, the “Pre-Purchased Miles”). The closing conditions for such pre-purchase were as follows (“Closing Conditions”): (i) Unrestricted Cash shall be equal to or greater than *****; (ii) assumption of this Agreement, as amended, in the Frontier Bankruptcy by final non-appealable order; and (iii) the effective date of Frontier’s Plan of Reorganization after confirmation of the Plan by non-appealable order, the price for each Pre-Purchased Mile shall be *****.

5A.1.1 Effective October 1, 2010, Pre-Purchased Miles valued at ***** were converted from Midwest Miles to Frontier Miles, set forth above, in an amount totaling *****, resulting in Barclays holding ***** in Pre-Purchased Miles.

5A.1.2 Within ***** of the full execution of this Eighth Amendment and provided Republic has Unrestricted Cash meets the closing condition set forth in Section 5A.1.3.3, Barclays shall pre-purchase Miles in an amount of *****, which combined with the previously pre-purchased miles Barclays will own ***** of Pre-Purchased Miles;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5A.1.3 Upon the occurrence of either or both of the following events Barclays will increase the amount of Pre-Purchased Miles as indicated, provided that Barclays shall have no obligation to increase the pre-purchase amount if one or more of the Conditions Precedent has occurred:

5A.1.3.1 Within ***** of full implementation of the full application instant credit process into the booking path for the combined entity and Republic has Unrestricted Cash meets the closing condition set forth in Section 5A.1.3.3 at the end of the month in which full implementation occurs, Barclays shall pre- purchase an additional ***** of Miles (the “Booking Path Pre-Purchase”);

5A.1.3.2 Within ***** of the end of the ***** in which Frontier first achieves ***** in purchase volume on the portfolio in the ***** and Republic has Unrestricted Cash meets the closing condition set forth in Section 5A.1.3.3 at the end of the month in which purchase volume tier has been achieved, Barclays shall pre- purchase an additional ***** of Miles, for avoidance of doubt, this is a one-time right (the Purchase Volume Pre-Purchase”);

5A.1.3.3 The Closing Conditions for the first occurring of either the Booking Path Pre-Purchase or the Purchase Volume Pre-Purchase shall be that Republic has Unrestricted Cash equal to or greater than *****. The Closing Conditions for the second occurring of either the Booking Path Pre-Purchase or the Purchase Volume Pre-Purchase shall he that Republic has Unrestricted Cash equal to or greater than *****.

5A.2 Use of Pre-Purchased Miles. Barclays shall use the Pre-Purchased Miles to compensate Frontier for fees otherwise earned hereunder in the manner and in accordance with the following terms and conditions. In addition, Frontier shall pay interest on the value of the outstanding Pre-Purchased Miles as set forth below.

5A.2.1 Payment with Pre-Purchased Miles. Commencing on ***** and in each month thereafter that Barclays holds Pre-Purchased Miles, it shall compensate Frontier for fees earned hereunder with Pre-Purchased Miles pursuant to the following process: Barclays shall calculate the amounts due under this Agreement as set forth in Section 5 and divide that amount by ***** rounded to the nearest whole number to arrive at the number of Pre-Purchased Miles to be returned to Frontier in lieu of a cash payment as otherwise set forth in Section 5. For avoidance of doubt, the reporting and use of Pre-Purchased Miles as payment in lieu of cash shall occur within the time frames established in Section 5.

5A.2.2 Interest Payments. Commencing on the ***** calendar day of the calendar month following the Pre-Purchase Date, and continuing on the ***** calendar day of each calendar month, except for the month of February where the interest payment shall be due *****, so long as any Pre-Purchased Miles remain

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

outstanding, Frontier will pay Barclays interest accruing under the Pre-Purchased Miles at the Adjustable Rate during the preceding Interest Period. Unless otherwise agreed, *****. For purposes of this Agreement, “Adjustable Rate” for Miles purchased up to ***** shall mean the *****. For purposes of this Agreement, “Adjustable Rate” for Miles purchased above ***** shall mean the *****. “Interest Period” shall mean *****. The monthly calculation will be as follows: *****.

5A.3 Subsequent Monthly Purchase. Commencing on November 1, 2010, or the ***** following the pre-purchase of miles set forth in Section 5A.1 for each month in which the Conditions Precedent as set forth in Section 5A.3.1 are met, Barclays shall purchase additional Pre-Purchased Miles in an amount *****. Unused Pre-Purchased Miles shall mean the *****. Each Subsequent Purchase shall occur no later than the later of ***** calendar day of the month following the month in which the Conditions Precedent are measured or ***** after the receipt of the Officer Certificates as set forth in Section 13(b) (the “Subsequent Purchase Date”). Prior to ***** (the “Repurchase Commencement Date”), in each month in which the Conditions Precedent are not met, the Cap shall be reduced by ***** of the Cap as measured in the first month in which the Condition Precedent is not met (the “Reduction”). Commencing on *****, the Cap shall be reduced by ***** of the Cap as measured on the Repurchase Commencement Date ***** until such time *****. For avoidance of doubt, it is the intent that the size of the reduction fix on the first measuring date and not be recalculated monthly unless and until all the conditions have been met for *****. In the event that the average monthly fees earned during a calendar quarter hereunder are less than the Reduction or Buy Down Reduction as applicable in any month after the Repurchase Commencement Date, then Frontier shall for each month of that quarter pay Barclays *****. For purposes of this Agreement, as of ***** the “Initial Cap” shall be ***** provided that in the event that Republic and/or Frontier fails to meet the Closing Conditions set forth in Section 5A.1.3.3 the Initial Cap shall be ***** and the Cap will reduce accordingly as set forth above. Subsequent Purchases that occur in ***** shall occur on the later of ***** due pursuant to Section 13(b). In the event that the monthly fees due to Frontier materially increase, Barclays agrees to, in good faith, consider an increase in the Cap. In the event the Cap is reduced because of a failure of the unrestricted cash Condition precedent set forth in Section 5A.3.1(i) and such Condition Precedent is subsequently cured for ***** and it is prior to the Repurchase Commencement Date, the Cap shall be increased each mouth by the amount of the Reduction until such time the Cap returned to the level that existed prior to the first Reduction.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5A.3.1 Conditions Precedent. Barclays’s obligations to make a Subsequent Purchase each month pursuant to Section 5A.3 will only arise upon and are subject to the satisfaction or waiver of the following conditions (“Conditions Precedent”) each month prior to the month in which the Subsequent Purchase is to be made:

(i)	Republic shall maintain ***** at the levels described below, provided that if Republic fails to meet the ***** level Republic must then also meet the ***** level set forth below. Failure to meet both tests shall be deemed a failure to meet the conditions precedent. Further provided that if Republic fails to maintain the applicable ***** threshold in successive months, the ***** test shall not apply in the ***** month and the failure to maintain the ***** shall be deemed a failure of the Conditions Precedent regardless of the level of *****:

a.	*****

i.	Prior to the pre-purchase of Miles set forth in Section 5A. 1.2, equal to or greater than ***** as measured at the end of each month,

ii.	After the pre-purchase of Miles set forth in Section 5A.1.2 and prior to one of the pre-purchase events described in Section 5A.1.3, equal to or greater than ***** as measured at the end of each month.

iii.	Prior to one of the pre-purchase events set forth in Section 5A.1.3 and prior to the occurrence of the pre-purchase event described in Section 5A.1.3, equal to or greater than ***** as measured at the end of each month.

iv.	After the occurrence of both of the pre-purchase event described In Section 5A.1.3, equal to or greater than ***** as measured at the end of each month.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

v.	In the event credit card processor hold back is reduced the ***** level shall be as follows regardless of the occurrence of the events described in Sections 5A.1.2 and 5A.1.3:

1.	If the credit card processor hold back is reduced to ***** or lower but greater than *****, the ***** level shall be *****;

2.	If the credit card processor hold back is reduced to or below *****, the ***** level shall be *****;

b.	Beginning January 1, 2011 if ***** falls below the agreed upon levels listed in section 5A.3.1(a), then the *****;

(ii)	No Suspension Event has occurred in and is continuing as of the last day of the month being measured, as determined following expiration of applicable cure, grace, or dispute periods.

(iii)	Frontier is in default of any material indebtedness for borrowed money in excess of ***** and is continuing as of the ***** of the month being measured, as determined following expiration of applicable cure, grace, or dispute periods.

(iv)	No merger of Frontier has been approved by the Board and/or shareholders of Frontier provided that merger as used in this subsection does not include a merger with Republic Airways Holdings, Inc. or its subsidiaries (collectively “Republic”) or a merger that is the result of an internal restructuring of Republic.

(v)	Frontier and Republic shall have complied with the reporting requirements set forth in Section 13(b) for the month being measured.”

5A.4 Prepayment. Frontier may repurchase all or any of the Pre-Purchased Miles at any time, or from time to time, without penalty or premium. Any prepayment shall include accrued interest, if any, in accordance with Section 5A.2.2.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5A.5 Acceptance of Payment with Pre-Purchased Miles. ***** in lieu of cash and irrevocably waives any rights to receive Cash or other consideration for such payments regardless of the then value of a Pre-Purchased Mile.

5A.6 Other Uses of Pre-Purchased Miles. Barclays may use Pre-Purchased Miles for purposes other than as set forth in Sections 5A.2 through 5A.6, subject to Frontier’s approval of these other uses, which approval shall not be unreasonably withheld. If Frontier has not met the Conditions Precedent under 5A.3.1 above, Frontier’s approval of other uses is not required. Frontier shall provide commercially reasonable methods to redeem these Pre-Purchased Miles (e.g., mileage certificates or assignment to FF Accounts) to facilitate the use of the Pre-Purchased Miles by Barclays and/or the recipient of said Pre-Purchased Miles. This obligation shall survive termination of this Agreement. If Barclays uses Pre-Purchased Miles pursuant to the Section 5A.6, Barclays shall provide monthly reports detailing the use of such Pre-Purchased Miles. The Pre-Purchased miles Barclays used under this Section 5.A.6 during any month will be deducted from the Cap and included in calculating Unused Pre-Purchased Miles under Section 5.A.3 above.

5A.7 Transportation Tax. Frontier’s obligation to fund the Transportation Tax, as set forth in Section 5(b), shall not occur with respect to Pre-Purchased Miles unless and until Barclays awards such Pre-Purchased Miles to Cardholders and/or others such that the recipient may use such Pre-Purchased Miles for redemption for air travel.

5A.8 Republic Assurances. In consideration of the pre-purchase of miles by Barclays, Republic irrevocably and unconditionally guarantees Barclays the due and punctual repurchase of the Pre-Purchased Miles as set forth in this Section 5A when due and this guarantee is a guarantee of payment when due and not in need of collectability. Further, in the event of the occurrence of the Suspension Events described in Section 6 (b) (iv) or Barclays does not approve the purchaser as described in Section 6 (b) (vi), Republic shall repurchase all of the then outstanding Pre-Purchased Miles within ***** of the occurrence of the event. This guarantee will be binding against Republic without regard to the enforceability of the Frontier Agreement. Notice of default and notice of any other kind as well as diligence, demand and protest are waived. Any release, settlement substitution, waiver, amendment compromise in connection with the Frontier Agreement shall not affect Republic’s liability as guarantor. ”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

10.	The definition of Suspension Event set forth in Section 6 (b) (i) through (iv) is deleted and the following inserted in its place:

(i)	The average Passenger Enplanements (“PE”) for the ***** for which Frontier has reported data declines more than ***** from the average PE in the comparable ***** set forth on the attached Schedule 2 Passenger Enplanements will include passengers flown on Frontier flights operated by Lynx Aviation, Inc., Republic Airways Holdings, Inc. or its subsidiaries, or other carriers operating flights for Frontier under a codeshare, capacity purchase agreement, or similar type agreements;

(ii)	The average number of Active Frequent Flyers for the ***** for which Frontier has reported data declines more than ***** from the number of Active Frequent Flyers set forth on the attached Schedule 2. Active Frequent Flyers shall mean a Frontier Member that has flown on a Frontier flight or has opened a new frequent flyer account or earned miles in their frequent flyer account within the *****;

(iii)	Frontier fails to maintain a frequent flyer program that is as competitive on a relative basis in the then current marketplace as the EarlyReturns Program is as of September 1, 2010 based on domestic award levels and domestic mileage earning capability, provided that Barclays provides notice of the failure to maintain the frequent flyer program which will commence a ***** period during which Frontier may cure the deficiency, including notice in reasonable detail and with backup information for why and how Barclays believes the frequent flyer program is not adequately competitive;

(iv)	Frontier becomes subject to voluntary or involuntary bankruptcy, insolvency, receivership, conservatorship or like proceedings, and for which Barclays does not terminate pursuant to Section 15(d) below;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(v)	Frontier fails to main the marketing channels set forth in Exhibit F;

(vi)	Republic sells, spins off or otherwise divests Frontier or a merger of Republic in which it is not the surviving entity provided that Barclays agrees to reasonably consider allowing the buyer of Frontier or merger partner to assume the liability set forth in Section 5A (approval would not be unreasonably withheld) provided that as a precondition to such approval, and in addition to any other reasonable conditions it may apply, the acquiring entity provides Barclays with assurances of re-purchase of the Pre-Purchased Miles acceptable to Barclays and Barclays is afforded the right to continue issuing credit cards for the longer of the term of its deal or *****;”

11.	Section 13(b) of the Agreement is deleted and the following inserted in its place:

“(b) Frontier and Republic, as appropriate, shall make available to Barclays the following reports: (i) annual audited financial statements within ***** after the end of each fiscal year and unaudited quarterly financial statements within ***** after the end of each fiscal quarter; provided that the filing of such reports on a segment reporting basis in a format consistent with Securities Exchange Commission (“SEC”) standards as part of the Republic Airways Holdings filings on EDGAR shall satisfy the delivery obligations hereunder; (ii) annual financial plans and monthly projections for the following year as soon as practicable after preparation thereof in the ordinary course of business but in no event later than ***** of each year; (iii) monthly income statements and balance sheet results within ***** following the close of each month; (iv) within ***** after the end of each month, a monthly attestation from Frontier and Republic that the Conditions Precedent were met as of the end of the then ended month and to include a statement of the month end ***** position and ***** for the then ended month; and (v) Monthly certificate of compliance with Section 6(b) including reporting of Active Frequent Flyers and Passenger Enplanements as well as the baseline Active Frequent Flyers and baseline Passenger Enplanements within ***** following the end of each month. In addition, Frontier agrees to make available an appropriate person for monthly or quarterly calls, as determined by Barclays, with Barclays Chief Financial Officer and/or Chief Risk Officer; provided that each month or quarter Barclays desires to have such a call, it will provide Frontier with prior notice.”

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

12.	Effective November 1, 2010, Section 16(b) is deleted from the Agreement and the following inserted in its place:

“(b) To the extent that Barclays is conducting tabling events hereunder in airports where Barclays also conducts tabling events on behalf of other of its co-branded airline products, Barclays agrees that it will not place Frontier at a competitive disadvantage vis-à-vis such other airlines from a staffing or other aspect of managing the tabling events. The Parties recognize that this commitment is not intended to include the location of the tabling event or the terms and value proposition of the credit card being offered.”

13.	Section 25 of the Agreement is deleted in its entirety and the following is inserted in its place;

“25. Merchant Acquirer

To the extent that Barclays develops a US merchant acquiring solution for airline programs, Barclays will provide a merchant acquiring proposal to Frontier.”

14.	Exhibit 1 to this Eighth Amendment is added to the Frontier Agreement as Exhibit F.

15.	Schedule 1 to the Frontier Agreement is hereby deleted and Exhibit 2 and 3 to this Eighth Amendment is added to the Frontier Agreement in its place.

16.	On or before May 1, 2011 and thereafter, Frontier shall, at its expense, provide Cardmembers at least one of the following benefits:

•	*****

•	*****

•	*****

•	*****

•	*****

17.	Republic agrees that Barclays shall be the exclusive issuer of co-branded credit cards for all airline brands owned by Republic. For avoidance of doubt, this grant of exclusivity does not apply to operations on behalf of airlines not owned by Republic but for which Republic operates under such airlines brands (e.g., this exclusivity does not apply to regional flights Republic operates for US Air),

18.	All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.

19.	This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

20.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE	FRONTIER AIRLINES INC.

/s/ [Authorized Signatory]	/s/ [Authorized Signatory]
(Signature)	(Signature)

MD, Head of US Cards	VP, Controller
(Title)	(Title)

January 18, 2011	January 14, 2011
(Date)	(Date)

YX PROPERTIES, LLC	MIDWEST AIRLINES, INC.

/s/ [Authorized Signatory]	/s/ [Authorized Signatory]
(Signature)	(Signature)

VP, Controller	VP, Controller
(Title)	(Title)

January 14, 2011	January 14, 2011
(Date)	(Date)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

REPUBLIC AIRWAYS HOLDINGS INC.

[Authorized Signatory]
(Signature)

VP, Controller
(Title)

January 14, 2011
(Date)

EXHIBIT 1 to the Eighth Amendment

Exhibit F

Frontier shall, absent the agreement of the Parties to the contrary, undertake throughout the term of the Agreement the following marketing efforts:

1.	*****

2.	*****

3.	*****

4.	*****

5.	*****

6.	*****

7.	*****

On or before April 30, 2011, Frontier shall undertake the following marketing efforts:

1.	*****

2.	*****

3.	*****

4.	*****

5.	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 2

Schedule 1 to the Frontier Agreement

Frontier Airlines
*****
*****	***** *****

Base Miles

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Bonus Miles

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 3

Schedule 2 to the Frontier Agreement

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.